AMERITAS LIFE INSURANCE CORP.
                              SEPARATE ACCOUNT LLVL
                   SUPPLEMENT TO PROSPECTUS DATED MAY 1, 1998

The prospectus is amended at page 9 to add the following disclosure regarding the Year 2000 issue:

     Year 2000. Like other insurance companies and their separate accounts, ALIC and the Separate Account could be adversely affected if the computer systems they rely upon do not properly process date-related information and data involving the years 2000 and after. ALIC has taken steps it believes are reasonable to timely address this issue in its own computer system, and to obtain assurances that its major service providers are taking comparable steps. At this time, however, there can be no assurance that these steps will be sufficient to avoid any adverse impact on ALIC and the Separate Account.

The prospectus is further amended at page 5, under "Retirement Benefits", by removing the word "policyholder" and replacing it with the word "Insured", and further, at page 7, in the last paragraph, first line, by inserting the word "Insured's" between the words "of" and "age"; and at page 18, under the caption "Loan Interest", by inserting the word "Insured's" between the words "of" and "age" in both the third line and the seventh line of that paragraph.